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EXHIBIT 7.(A)



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 4, 1997, in Post-Effective Amendment No. 3 to the Registration Statement (Form S-6 No. 33-97852) and related Prospectus of Southland Separate Account L1 (dated May 1, 1997).


                                                     /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 23, 1997